UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2016

6D GLOBAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35002	47-1899833
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

275 7th Avenue, Suite 728 New York, NY		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 681-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On or about November 28, 2016, 6D Global Technologies, Inc. (the “Company”) was notified by The NASDAQ Stock Market, LLC (“NASDAQ”), of NASDAQ’s intention to delist the shares of the Company’s common stock listed on the NASDAQ exchange. On or about December 9, 2016, NASDAQ filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with the delisting of the Company’s common stock effective 10 days after the filing of the Form 25, or on or about December 19, 2016. Following the delisting, the Company anticipates that its common stock will be quoted on the OTC Grey Market, a centralized electronic quotation service for over-the-counter securities. However, the Company can give no assurance that trading in its stock will continue on the Grey Market or on any other securities exchange or quotation medium.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

6D GLOBAL TECHNOLOGIES, INC.

Date: December 19, 2016	By: /s/ Tejune Kang
Name: Tejune Kang
Title: Chief Executive Officer